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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 12, 2001



                             BOYD GAMING CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)



               1-12168                             88-0242733
      ------------------------                 -------------------
      (Commission File Number)                  (I.R.S. Employer
                                               Identification No.)



                              2950 Industrial Road
                             Las Vegas, Nevada 89109
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               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 792-7200
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                         (Registrant's telephone number,
                              including area code)

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ITEM 5. OTHER EVENTS.

     The information set forth in the Registrant's news release dated July 12, 2001 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1      Text of Press Release dated July 12, 2001.


                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       BOYD GAMING CORPORATION


Date:  July 11, 2001                                   /s/ ELLIS LANDAU
                                                       -----------------------
                                                       Ellis Landau
                                                       Chief Financial Officer

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                                INDEX TO EXHIBITS


     EXHIBIT                       DESCRIPTION
     -------                       -----------

       99.1           Text of Press Release dated July 12, 2001